EX-99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Philip R. McLoughlin, Chairman of Phoenix-Oakhurst Income and Growth Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.    The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.


Date:    January 5, 2004                 /s/Philip R. McLoughlin
     -------------------------------     ---------------------------------------
                                         Philip R. McLoughlin, Chairman
                                         (principal executive officer)


I, Nancy G. Curtiss, Treasurer of Phoenix-Oakhurst Income and Growth Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.    The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.


Date:    January 5, 2004                /s/Nancy G. Curtiss
     -------------------------------    ----------------------------------------
                                        Nancy G. Curtiss, Treasurer
                                        (principal financial officer)